UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011 (February 16, 2011)

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

DELAWARE	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (214) 750-1771

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2011, Regency Energy Partners LP (the “Partnership”) issued a press release announcing its financial and operating results for the fourth quarter and the full year ended December 31, 2010. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In conjunction with the above earnings release, on February 17, 2011, the management of the Partnership expects to present information concerning its business to investors and other interested parties. The materials to be utilized in the presentation are furnished as Exhibit 99.2 hereto and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Items 2.02 and 7.01 and in the attached exhibits shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description

Exhibit 99.1	Regency Energy Partners LP Press Release dated February 16, 2011 announcing the results of its operations for the fourth quarter and the full year ended December 31, 2010.

Exhibit 99.2	Regency Energy Partners LP presentation to investors dated February 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By: By:	Regency GP LP, its general partner Regency GP LLC, its general partner

By:	/s/ Paul M. Jolas
Paul M. Jolas Executive Vice President, Chief Legal Officer and Secretary

February 17, 2011